Exhibit 10.2
EXECUTION VERSION
AMENDMENT NO. 2 TO AMENDED AND RESTATED CREDIT AGREEMENT
THIS AMENDMENT NO. 2 TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is made as of June 29, 2022, by and among ARCOSA, INC., a Delaware corporation (the “Borrower”), the lenders listed on the signature pages hereof (the “Lenders”), and JPMORGAN CHASE BANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), under that certain Amended and Restated Credit Agreement, dated as of January 2, 2020, by and among the Borrower, the lenders from time to time party thereto and the Administrative Agent (as amended by that certain Amendment No. 1 to Amended and Restated Credit Agreement, dated as of March 26, 2021 and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used but not otherwise defined herein shall have the meaning given to them in the Credit Agreement.
WITNESSETH
WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to the Credit Agreement;
WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders amend the Credit Agreement on the terms and conditions set forth herein; and
WHEREAS, the Borrower, the Administrative Agent and the requisite number of Lenders have agreed to amend the Credit Agreement on the terms and conditions set forth herein in accordance with Section 9.02 of the Credit Agreement.
NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto have agreed to the following:
Section 1. Amendments to the Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 3 below, on the Amendment Effective Date (as defined below), the Credit Agreement is hereby amended as follows:
(a) Section 1.01 of the Credit Agreement is hereby amended by inserting the following defined terms in appropriate alphabetical order:
“Aggregate Receivables Sales Amount” means, as of any Test Date, the aggregate face amount (without giving effect to any discounts or write-offs) of all Designated Receivables sold pursuant to a Permitted Designated Receivables Sale during the twelvemonth period then ended (including all Designated Receivables Sales occurring on such Test Date).

“Commercial Bank” means a financial institution organized and doing business under the laws of the United States of America or any State thereof and whose charter has been approved by the Office of the Comptroller of the Currency or a similar State banking agency (for the avoidance of doubt, excluding any hedge fund, debt fund or similar investment vehicle or other non-bank entity).
“Designated Receivables” has the meaning assigned to such term in the definition of “Designated Receivables Sale”.
“Designated Receivables Sale” means any Disposition pursuant to which the Borrower or any of its Subsidiaries sells, conveys or otherwise transfers on a nonrecourse basis (with certain exceptions customary in transactions of such type) to a Commercial Bank or any of its Affiliates any of its accounts receivable and any assets related thereto (including, without limitation, (x) all security interests in goods or services financed thereby, (y) the proceeds of such accounts receivable and (z) other assets which are customarily sold or in respect of which security interests are customarily granted in connection with sales transactions involving such assets) (the “Designated Receivables”).
“Maximum Permitted Receivables Facility Amount” means an amount equal to the greater of (i) $100,000,000 and (ii) 25% of Consolidated EBITDA for the most recent period of four fiscal quarters of the Borrower and its Subsidiaries.
“Maximum Receivables Sales Amount” means an amount equal to the greater of (i) $200,000,000, and (ii) seven and one-half percent (7.50%) of Consolidated Total Assets as of the last day of the most recently ended fiscal quarter of the Borrower for which financial statements have been or were required to be delivered pursuant to Section 5.01.
“Permitted Designated Receivables Sale” means a Designated Receivables Sale permitted by Section 6.04(n).
“Relevant Test Date” means the most recent Test Date.
“Test Date” means, with respect to any Designated Receivables Sale, the date of such Designated Receivables Sale.
(b)    Section 1.01 of the Credit Agreement is hereby amended by amending and restating clause (k) of the definition of “Permitted Encumbrances” in its entirety to read as follows:
“(k) Liens arising from precautionary Uniform Commercial Code financing statements or similar filings made in respect of (i) operating leases entered into by the Borrower or any Subsidiary and (ii) Dispositions permitted under Section 6.04 (l), (m) or (n); provided that such Liens are only with respect to the accounts receivable and proceeds thereof or Designated Receivables, as applicable, that are the subject of such Dispositions;”

(c)    Section 6.01(1) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“(l) Indebtedness of the Borrower or any Subsidiary incurred pursuant to Permitted Receivables Facilities; provided that the Attributable Receivables Indebtedness thereunder shall not exceed the Maximum Permitted Receivables Facility Amount at any time outstanding; and”
(d)    Section 6.01 of the Credit Agreement is hereby amended by (a) deleting the “and” at the end of clause (k) and (b) adding a new clause (m) to read as follows:
“(m) Indebtedness arising only if, and to the extent that, a Permitted Designated Receivables Sale is determined to be Indebtedness.”
(e)    Section 6.02 of the Credit Agreement is hereby amended by (a) deleting the “and” at the end of clause (e), (b) deleting the period at the end of clause (f) and substituting “; and” in lieu thereof and (c) adding a new clause (g) to read as follows:
“(g) Liens granted in connection with any Permitted Designated Receivables Sale on the Designated Receivables sold pursuant thereto and the proceeds thereof and any deposit account into which the proceeds thereof are deposited.”
(f)    Section 6.04(m) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“(m) the Borrower or any Subsidiary may transfer, sell and/or pledge Permitted Receivables Related Assets under Permitted Receivables Facilities (subject to the limitation that the aggregate Attributable Receivables Indebtedness thereunder shall not exceed the Maximum Permitted Receivables Facility Amount; and”
(g)    Section 6.04 of the Credit Agreement is hereby amended by (a) deleting the “and” at the end of clause (l), and (b) adding a new clause (n) to read as follows:
“(n) Designated Receivables Sales; provided that the Aggregate Receivables Sales Amount shall not exceed the Maximum Receivables Sales Amount at any time.”
(h)    Section 6.05(e) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“(e) Guarantees constituting Indebtedness permitted by Section 6.01 and Guarantees of obligations of Subsidiaries (including performance guarantees executed in connection with any Permitted Designated Receivables Sale);”
Section 2. Limited Consent. Subject to the satisfaction of the conditions precedent set forth in Section 3 below, on the Amendment Effective Date, each of the Required Lenders hereby consents to:

(a)    notwithstanding any provision of the Credit Agreement to the contrary (including, for the avoidance of doubt, any provision of Section 6.04 thereof), the Disposition by the Borrower of Arcosa Tank, LLC (the “Arcosa Tank Disposition”); and
(b)    notwithstanding any provision of the Credit Agreement to the contrary (including, for the avoidance of doubt, Sections 2.11(c) and 2.11(d) thereof), any Net Cash Proceeds received in respect of the Arcosa Tank Disposition shall not be required (i) to be reinvested in assets used or useful in the Borrower’s business, (ii) to be used for the completion of an acquisition, replacement, or rebuilding, or (iii) to be applied to the repayment or prepayment of Loans.
Section 3. Amendment Effective Date; Conditions Precedent. The amendments to the Credit Agreement contained in Section 1 of this Amendment and the limited consents contained in Section 2 of this Amendment (collectively, the “Amendments”) shall become effective on the date on which the following conditions have been satisfied or waived (the “Amendment Effective Date”):
(a)    the Administrative Agent shall have received a counterpart of this Amendment executed by the Borrower, the Administrative Agent and each of the Required Lenders;
(b)    the representations and warranties contained in Section 4 hereof shall be true and correct; and
(c)    the Administrative Agent shall have received such other documents, instruments and agreements as the Administrative Agent shall reasonably request.
    Section 4.     Representations and Warranties and Reaffirmations of the Borrower.
(a)    The Borrower hereby represents and warrants that (i) this Amendment and the Credit Agreement as previously executed and as modified hereby constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law and (ii) at the time of and immediately after giving effect to the Amendments on the Amendment Effective Date, no Default or Event of Default has occurred and is continuing.
(b)    The Borrower hereby represents and warrants that the representations and warranties of the Borrower set forth in the Loan Documents are true and correct in all material respects (without duplication of any materiality qualifiers set forth therein) on and as of the Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (or, in the case of any representation or warranty already qualified by materially, in any respect) as of such earlier date, and except that the representations and warranties contained in Sections 3.04(a)(i) and (a)(ii) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 5.01(a) and (b) of the Credit Agreement, respectively.

(c)    Upon the effectiveness of the Amendments, after giving effect thereto, the Borrower hereby (x) reaffirms all covenants, representations and warranties made in the Credit Agreement as modified hereby and (y) agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the Amendment Effective Date, except that any such covenant, representation, or warranty that was made as of a specific date shall be considered reaffirmed only as of such date.
    Section 5.     Reference to the Effect on the Credit Agreement.
(a)    Upon the effectiveness of Sections 1 and 2 hereof, on and after Amendment Effective Date, each reference in the Credit Agreement (including any reference therein to “this Credit Agreement,” “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import referring thereto) or in any other Loan Document shall mean and be a reference to the Credit Agreement as modified by the Amendments.
(b)    Except as specifically modified by clause (a) of this Section 5, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect, and are hereby ratified and confirmed.
(c)    The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.
(d)    Upon satisfaction of the conditions set forth in Section 3 hereof and the execution hereof by the Borrower, the Required Lenders and the Administrative Agent, this Amendment shall be binding upon all parties to the Credit Agreement.
(e)    This Amendment shall constitute a Loan Document.
Section 6.     GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.
Section 7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
Section 8. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, e-mailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment.
[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

ARCOSA, INC.,
as the Borrower
    By        /s/ Kevin Weber
     Name: Kevin Weber
     Title: Treasurer

Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement
Arcosa, Inc.

JPMORGAN CHASE BANK, N.A., individually as a Lender, as the Swingline Lender, as an Issuing Bank and as Administrative Agent
By: /s/ Kody J. Nerios
Name: Kody J. Nerios
Title: Authorized Officer

Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement
Arcosa, Inc.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender
By: /s/ Kara Treiber
Name: Kara Treiber
Title: Director

Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement
Arcosa, Inc.

BANK OF AMERICA, N.A.,
as a Lender and as an Issuing Bank

By: /s/ Allison W. Connally
Name: Allison W. Connally
Title: Senior Vice President

Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement
Arcosa, Inc.

TRUIST BANK,
as a Lender
By: /s/ Johnetta Bush
Name: Johnetta Bush
Title: Director

Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement
Arcosa, Inc.

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By: /s/ Jonathan F. Lindvall
Name: Jonathan F. Lindvall
Title: Senior Vice President

Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement
Arcosa, Inc.

BOKF, NA DBA BANK OF TEXAS,
as a Lender
By: /s/ Mike Meredith
Name: Mike Meredith
Title: SVP

Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement
Arcosa, Inc.

PNC BANK, NATIONAL ASSOCIATION,
as a Lender
By: /s/ Catherine Devlin
Name: Catherine Devlin
Title: Vice President

Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement
Arcosa, Inc.

ZIONS BANCORPORATION, N.A. DBA AMEGY BANK,
as a Lender
By: /s/ Colin Pierce
Name: Colin Pierce
Title: Senior Vice President

Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement
Arcosa, Inc.